EXHIBIT 10.22

                               AMENDMENT NO. 11 TO
                           LOAN AND SECURITY AGREEMENT


     BY THIS AMENDMENT NO. 11 TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of August 12, 1999, OMNI PRODUCTS, INC., an Oregon corporation ("Borrower") and FINOVA CAPITAL CORPORATION, a Delaware corporation, formerly known as Greyhound Financial Corporation, a Delaware corporation ("Lender"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby confirm and agree as follows:

                            ARTICLE 1 - INTRODUCTION

     1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of April 26, 1994, as amended by a letter agreement dated April 29, 1994, an Amendment No. 2 To Loan and Security Agreement dated March 20, 1995, an Amendment No. 3 To Loan and Security Agreement dated October 1, 1995, a letter agreement dated July 24, 1996, Amendment No. 5 To Loan and Security Agreement dated September 17, 1996 (referred to herein as "Amendment No. 5"), Amendment No. 6 To Loan and Security Agreement dated December 6, 1996, Amendment No. 7 to Loan and Security Agreement dated as of April 1, 1997, Consent to Merger dated April 29, 1997 (the "Consent"), Amendment No. 8 To Loan and Security Agreement dated as of August 31, 1997, Amendment No. 9 To Loan and Security Agreement dated as of November 1, 1997, Amendment No. 11 to Loan and Security Agreement dated as of February 9, 1998, Forbearance Agreement dated as of June 1, 1998 (as amended from time to time, the "Forbearance Agreement") and that Amendment to Forbearance Agreement dated as of October 15, 1998 (such loan agreement as amended and modified and as otherwise amended or modified from time to time being referred to herein as the "Loan Agreement"). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

     1.2 Borrower and Lender wish to amend the Loan Agreement as set forth herein and subject to the terms and conditions hereof.

                              ARTICLE 2 - AGREEMENT

     2.1 Existing Defaults Waived. The "Existing Defaults" (as defined in the Forbearance Agreement) are hereby deemed waived. Further, the Temporary Overadvance Facility as referred to in section 3.2 of the Forbearance Agreement is hereby deemed terminated and of no further force or effect and no Overadvances shall be made to Borrower thereunder.

     2.2 Revised Definitions.

          2.2.1 The Cap Ex Note and the Term Note are hereby amended and restated in their entirety to read as is set forth in Term Loan A Promissory Note, which shall be in the form of Exhibit A attached hereto (the "Term Loan A Note"), and the defined term "Term Note" in the Loan Agreement is hereby amended to mean, on a collective basis, the Term Loan A Note and all Term Loan B Notes by the Borrower in favor of Lender, with each Term Loan B Note in the form of Exhibit B attached hereto, in connection with the making of additional Term Loan facility advances, if any, after the date hereof.

          2.2.2 Each of the terms "Revolver Interest Rate", "Term Loan Interest Rate" and "Maturity Date" are hereby amended to read, respectively, as follows:

          " 'Revolver Interest Rate' shall mean a variable rate per annum equal to the Prime Rate plus 1.50%."

          " 'Term Loan Interest Rate' shall mean a variable rate per annum equal to the Prime Rate plus 2.25%."

          " 'Maturity Date' shall mean August 31, 2000."

     2.3 Revised Section 2.1.1. Section 2.1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "2.1.1 Amount of Loans.

               (a) Term Loan. The current principal amount of the Term Loan as of August 12, 1999 is $508,396.69 (such outstanding amount of the Term Loan facility is referred to herein as "Term Loan A.") After August 12, 1999, Borrower may borrow, subject to the terms and conditions hereof, up to an additional $100,000 under the Term Loan facility (the loans made under this $100,000 portion of the Term Loan facility are collectively referred to as the "Term Loan B," provided that Term Loan A and all draws under Term Loan B are deemed to be the Term Loan hereunder). Minimum individual draws under Term Loan B shall be $50,000, which may be drawn by Borrower, subject to the terms and conditions hereof, through the Maturity Date. Each proposed Term Loan B draw shall relate to and be in amount not to exceed eighty percent (80%) of the cost of capital equipment purchases made by Borrower (excluding, however, any freight, tax, and commissions associated relating thereto), which equipment purchases shall be acceptable to Lender. Repayment of Term Loan A shall be in accordance with the Term Note regarding Term Loan A; repayment of each Term Loan B draw shall be in accordance with the Term Note regarding such Term Loan B draw.

          PLUS
          ----

               (b) Revolver Loan.

               (i) Advance Rates.  Subject to the provisions of subclauses (ii),
          (iii) hereof, the Revolver Principal Balance shall at no time be in an amount which exceeds the lesser of (A) $1,800,000 (the "Maximum Amount") or (B) the sum of (I) the product of 85%, multiplied by all Eligible Accounts which exist as of the date upon which a request is made by Borrower for a Revolver Advance, plus (II) the lesser of (1) $800,000 or (2) the product of 50%, multiplied by all Eligible Inventory which exists as of the date upon which a request is made by Borrower for a Revolver Advance (the amount described in this subclause (B) hereinafter is referred to as the "Borrowing Base").

               (ii) Reduction of Advance Rates. Notwithstanding anything to the contrary in subclause (i) above, Lender may reduce its advance rates against Eligible Accounts and/or Eligible Inventory without declaring an Event of Default if Lender determines, in its sole discretion, that as a result of making any Revolver Advance, there may exist a Material Adverse Effect.

               (iii) Overadvances. If, at any time, the Revolver Principal Balance exceeds the lesser of (A) the Maximum Amount or (B) the Borrowing Base, including, without limitation, the restriction set forth in subclause (i)(B)(II)(l) (any such excess hereinafter being referred to as an "Overadvance"), Borrower immediately shall pay to Lender the amount of such Overadvance; provided, however, that for so long as such Overadvance shall remain outstanding, such Overadvance shall be (x) deemed to constitute a portion of Borrower's Obligations and (y) secured by the Security Interests."


     2.4 Eligible Accounts Modification.

     (a) Notwithstanding anything to the contrary stated in the definition of "Eligible Accounts" in the Loan Agreement, (1) Accounts owing from Burlington Northern, CSX Corporation, Inc. or Union Pacific that are otherwise deemed Eligible Accounts in accordance with the Loan Agreement shall not be deemed ineligible if such Accounts, on a several basis for each of the above account debtors, constitute up to 40% of all Accounts and (2) Accounts owing from Illinois Central or Long Island Railroad that are otherwise deemed Eligible Accounts in accordance with the Loan Agreement shall not be deemed ineligible if such Accounts, on a several basis for each of the above account debtors, constitute up to 30% of all Accounts.

     (b) Clause (xii) of the definition of "Eligible Accounts" is hereby amended to read as follows:

     "(xii) the Accounts with an Account Debtor exceed 15% of all of the accounts of Borrower, to the extent of such excess;"

     2.5 Revolver  Fee  Deleted;  Unused Line Fee. The Revolver Fee set forth in section 2.8.1(a) of the Loan Agreement is hereby deleted and of no further force or effect and in its stead section 2.8.1(a) is hereby amended to read as follows with respect to the institution of an unused line fee:

     "(a) Unused Line Fee. In the event, in any month (or portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Revolving Loans outstanding during the quarter is less than $1,800,000, Borrower shall pay Lender an unused line fee in an amount equal to 0.25% per annum on the difference between $1,800,000 and the average daily principal balance of the Revolver Loans outstanding during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month."

     2.6 Prepayment Provision. Without limitation of the terms and conditions of the Loan Agreement, the prepayment provisions of section 2.6.1(a) and (b) of the Loan Agreement shall be deemed to continue to apply to prepayment prior to the Maturity Date, as amended by this Agreement, such that the lowest percentage set forth therein, the 1% amount of the portion of the Term Loan or Revolver Loan so prepaid, shall apply to the Borrower's prepayment of the Revolver Loan and the Term Loan after the date hereof and prior to the Maturity Date.

     2.7 Revised Section 7.15.1. Section 7.15.1 of the Loan Agreement is hereby amended to read as follows (with the understanding that the remainder of section
7.15 shall remain in effect):

          "7.15. Capital Expenditures. Make Capital Expenditures except in accordance with the following restrictions:

          7.15.1 Annual Limitation. In an individual or aggregate amount in excess of $500,000 during any fiscal year."

     2.8 Financial Covenants. Borrower shall comply with all of the following covenants. Compliance shall be determined by FINOVA as of the end of each quarter:

          2.8.1 Senior Debt Service Coverage Ratio: As of the last day of each fiscal quarter ended July 31, October 31, January 31 and April 30 of each year commencing with quarter ending July 31, 1999, Borrower's Senior Debt Service Coverage Ratio for the consecutive 12-month period ending as of such last day must be at least 1.25 : 1.00, provided that all such determinations shall be made on a consolidated basis.

          2.8.2 Total Debt Service Coverage Ratio: Borrower shall maintain a Total Debt Service Coverage Ratio of not less than 1.10 to 1, as of the end of each fiscal quarter of Borrower with respect to the then immediately preceding twelve month period.

          For purposes of the foregoing financial covenants, the following terms have the following meanings:

          "Senior Debt Service Coverage Ratio" means the ratio of Borrower's Operating Cash Flow to Senior Debt Service.

          "Operating Cash Flow" shall mean Borrower's net income or loss, determined in accordance with generally accepted accounting principles, plus the following (to the extent they were deducted from revenues in the calculation of net income): (i) depreciation; (ii) amortization; (iii) interest expense incurred; (iv) income taxes paid or accrued; (v) accrued (but not yet paid) severance costs; minus all actual unfinanced capital expenditures.

          "Senior Debt Service" means principal and interest payments on the Term Loans, interest payments on the Revolving Loans, and principal and interest payments on all other Obligations.

          "Total Debt Service Coverage Ratio" means the ratio of Borrower's Operating Cash Flow to Total Debt Service.

          "Total Debt Service" means Senior Debt Service plus all permitted payments of principal and interest on all other Indebtedness (including without limitation all Subordinated Debt and distributions to shareholders permitted hereunder).

          PROVIDED THAT the parties hereto agree and acknowledge that payments by Borrower of the Obligations that arise solely from the proceeds of the sales contemplated in section 2.10 hereof shall be excluded from the denominator of the calculations of Senior Debt Service Coverage Ratio and Total Debt Service Coverage Ratio.

     2.9 Permitted Additional Indebtedness. Section 7.1 of the Loan Agreement is hereby amended to permit the Borrower incur Indebtedness for Borrowed Money in an amount not to exceed $500,000 at any one time outstanding, which amount shall be considered in addition to any other already permitted Indebtedness for Borrowed Money

     2.10 Fee. Borrower shall pay to Lender a fee in the amount of $24,084 in connection with this Amendment, which shall be in addition to interest and all other amounts payable under the Loan Agreement and which shall not be refundable.

     2.11 Sales of Certain Property. Borrower shall proceed to sell, or cause its subsidiaries to sell, real estate located at 870 Gold Flat Road, Nevada City, California 95959, excess assets and excess equipment, but only in good faith arms' length transactions. The entire proceeds of said sales, net of reasonable expenses in connection therewith (in the case of equipment not to exceed 4% of the gross sale price), net of real property or personal property taxes and net of the sums due on the first trust deeds or other liens or assessments which have priority over FINOVA's lien, shall be applied first to the unpaid principal payments on the Term Loan (in the inverse order of their maturity), and next to the other Borrower's Obligations in such order as FINOVA shall determine in its discretion. Sale of such real estate shall be subject to the prior written approval of FINOVA, which shall not be unreasonably withheld. No prepayment premium shall be applied to any payments made under this section.

     2.12 Waiver of Equipment Appraisals. Lender hereby acknowledges that no appraisals of equipment of Borrower are being required in connection with the extension of the Maturity Date as set forth herein.

     2.13 General. Borrower will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure the Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith, including, without limitation, amendments to security loan documents and financing statements. This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto. If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible. This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment and the Loan Documents as amended hereby, supersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter. This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original. Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF this instrument is executed as of the date set forth above.

                                             "BORROWER"

                                             OMNI PRODUCTS, INC.


                                             By: /s/ M. Charles Van Rossen
                                             -----------------------------
                                             Print Name: M. Charles Van Rossen
                                             Title: V.P. Finance and Treasurer


                                             "LENDER"

                                             FINOVA CAPITAL CORPORATION


                                             By:
                                             Print Name:
                                             Title:

                           CONSENT AND REAFFIRMATION:

     The undersigned, as party to a deed of trust in favor of FINOVA Capital Corporation in support of the obligations owing by Borrower to FINOVA Capital Corporation hereby consents to the foregoing Amendment, and agree that the documents and agreements executed by the undersigned in favor of FINOVA Capital Corporation shall remain in full force and effect.

                                          LBI, a California general partnership


                                          By: /s/ John E. Hart
                                          --------------------
                                          Title: Secretary

                                    Exhibit A
                                    ---------

                           TERM LOAN A PROMISSORY NOTE
                           ---------------------------

$508,396.69                                                     Phoenix, Arizona

                                                                 August 12, 1999

     FOR VALUE RECEIVED, OMNI PRODUCTS, INC., an Oregon corporation ("Borrower") promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of Five Hundred Eight Thousand Three Hundred Ninety Six Dollars and Sixty-Nine Cents ($508,396.69) or such other sum as is outstanding with respect to the Term Loan A (as defined in the Loan Agreement, as defined below) from time to time outstanding, plus interest in the manner and upon the terms and conditions set forth below.

     This Term Loan A Promissory Note ("Note") is made pursuant to that certain Loan and Security Agreement dated as of April 26, 1994 between the FINOVA and Borrower, as amended from time to time, including, without that certain Amendment No. 11 to Loan and Security Agreement dated August 12, 1999 (as so amended from to time, the "Loan Agreement"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0 Schedule of Payments; Rate and Payment of Interest; Prepayment.

     1.1 This Note shall be payable as follows (subject to section 1.2 below):

          a. Fifty-Nine (59) successive monthly installments of principal in an amount equal to $8,473.28 beginning on September 1, 1999, and continuing monthly on the first day of each month thereafter through and including July 1, 2004; and

          b. A final installment on August 1, 2004 in the amount of the outstanding and unpaid principal balance of the Term Loan, together with all accrued and unpaid interest thereon.

          Interest on the principal balance of the Term Loan outstanding from time to time is payable monthly in arrears on the first day of each and every month until payment in full, and payment of interest shall begin on September 1, 1999.

     1.2 Prepayment may be made under this Note in whole but not in part, subject to the prepayment provisions set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued by unpaid interest and the full amount of the fees applicable upon such prepayment as set forth in the Loan Agreement. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower in an election by Borrower to not renew or for any other reason, by' FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of any applicable prepayment amount, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

     1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of two and one-quarter percentage points (2.25%) above the Prime Rate (as hereinafter defined) per annum, computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an event of default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate ) of four and one-quarter percentage points (4.25%) above the Prime Rate per annum, and shall be payable on demand. "Prime Rate" means, for any day, the rate of interest per annum (over a year of 360 days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. As of the date of this Note, the Prime Rate is Eight percent (8%) per annum. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

2.0 Events of Defaults, Remedies.

     2.1 The occurrence of any one of the following events shall constitute a default by Borrower under this Note (hereinafter an "Event of Default"): (a) if Borrower fails to pay to FINOVA an installment of principal or interest hereunder when due; (b) if Borrower fails to pay any of its Obligations (as defined in the Loan Agreement) to FINOVA when due and payable or declared due and payable; (c) if Borrower fails or neglects to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in (a) or (b) of this paragraph), which is required to be performed, kept or observed by Borrower or if a default occurs under the Loan Agreement, subject to any applicable cure periods as set forth in the Loan Agreement; or (d) the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrower or by any guarantor of part or all of Borrower's Obligations to FINOVA.

     2.2 Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation any applicable prepayment amount as set forth in the Loan Agreement, shall become immediately due and payable without demand, notice or legal process of any kind; (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

     2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0 General Provisions.

     3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

     3.2 This Note is secured by the Collateral described in the Loan Agreement.

     3.3 Borrower waives presentment, demand and protest, notice of protest notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note or the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, reasonable attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this
Note in accordance with the provisions of this Note: (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof, and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, reasonable attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, prepayment fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracte for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise fall below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer and which is not attributable to any intentional misconduct or gross negligence of FINOVA relating thereto.

     3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) [reserved]; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS
NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                                 OMNI PRODUCTS, INC.,
                                    an Oregon corporation

                                 By:___________________________________
                                    Title:

                                 Federal Taxpayer Identification No.: 93-1127197
                                    Address: 975 S.E. Sandy Blvd., Suite 200
                                        Portland, Oregon  97214

                                    Exhibit B
                                    ---------

                           TERM LOAN B PROMISSORY NOTE
                           ---------------------------

$___________________                                            Phoenix, Arizona

                                                           ___________ ___, 1999

     FOR VALUE RECEIVED, OMNI PRODUCTS, INC., an Oregon corporation ("Borrower") promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of _________________________ ($___________________) or such other sum as is outstanding with respect to the Term Loan B (as defined in the Loan Agreement, as defined below) from time to time outstanding, plus interest in the manner and upon the terms and conditions set forth below.

     This Term Loan B Promissory Note ("Note") is made pursuant to that certain Loan and Security Agreement dated as of April 26, 1994 between the FINOVA and Borrower, as amended from time to time, including, without that certain Amendment No. 11 to Loan and Security Agreement dated August 12, 1999 (as so amended from to time, the "Loan Agreement"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0 Schedule of Payments; Rate and Payment of Interest; Prepayment.

     1.1 This Note shall be payable as follows (subject to section 1.2 below):

          a. Fifty-Nine (59) successive monthly installments of principal in an amount equal to $________________ beginning on _______________, and continuing monthly on the first day of each month thereafter through and including __________________; and

          b. A final installment on __________________ in the amount of the outstanding and unpaid principal balance of the Term Loan, together with all accrued and unpaid interest thereon.

          Interest on the principal balance of the Term Loan outstanding from time to time is payable monthly in arrears on the first day of each and every month until payment in full, and payment of interest shall begin on
___________________.

     1.2 Prepayment may be made under this Note in whole but not in part, subject to the prepayment provisions set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued by unpaid interest and the full amount of the fees applicable upon such prepayment as set forth in the Loan Agreement. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower in an election by Borrower to not renew or for any other reason, by FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of any applicable prepayment amount, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

     1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of two and one-quarter percentage points (2.25%) above the Prime Rate (as hereinafter defined) per annum, computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an event of default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate ) of four and one-quarter percentage points (4.25%) above the Prime Rate per annum, and shall be payable on demand. "Prime Rate" means, for any day, the rate of interest per annum (over a year of 360 days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. As of the date of this Note, the Prime Rate is ___________ percent (___%) per annum. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

2.0 Events of Defaults, Remedies.

     2.1 The occurrence of any one of the following events shall constitute a default by Borrower under this Note (hereinafter an "Event of Default"): (a) if Borrower fails to pay to FINOVA an installment of principal or interest hereunder when due; (b) if Borrower fails to pay any of its Obligations (as defined in the Loan Agreement) to FINOVA when due and payable or declared due and payable; (c) if Borrower fails or neglects to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in (a) or (b) of this paragraph), which is required to be performed, kept or observed by Borrower or if a default occurs under the Loan Agreement, subject to any applicable cure periods as set forth in the Loan Agreement; or (d) the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrower or by any guarantor of part or all of Borrower's Obligations to FINOVA.

     2.2 Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation any applicable prepayment amount as set forth in the Loan Agreement, shall become immediately due and payable without demand, notice or legal process of any kind; (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

     2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0 General Provisions.

     3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

     3.2 This Note is secured by the Collateral described in the Loan Agreement.

     3.3 Borrower waives presentment, demand and protest, notice of protest notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note or the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, reasonable attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this
Note in accordance with the provisions of this Note: (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof, and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, reasonable attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, prepayment fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracte for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise fall below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer and which is not attributable to any intentional misconduct or gross negligence of FINOVA relating thereto.

     3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) [reserved]; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS
NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                                 OMNI PRODUCTS, INC.,
                                    an Oregon corporation

                                 By:___________________________________
                                       Title:

                                 Federal Taxpayer Identification No.: 93-1127197
                                    Address:  975 S.E. Sandy Blvd., Suite 200
                                        Portland, Oregon  97214